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DELAWARE VIP® TRUST

Delaware VIP Cash Reserve Series (the “Series”)

Supplement to the Series’ Service Class Prospectus
dated April 30, 2009

Effective January 19, 2010, Delaware Management Company, the Series’ investment manager, has voluntarily agreed to waive and/or reimburse an additional 0.10% to prevent the Series’ “Total annual series operating expenses” from exceeding 0.54% for Service Class shares. These voluntary expense limitations are subject to the exclusions described below and may be discontinued at any time.

The following replaces the information in the section entitled “What are the Series’ fees and expenses?” on page 4.

What are the Series’ fees and expenses?

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Series. These tables and examples do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

You do not pay sales charges directly from your investments when you buy or sell shares of the Service Class.

CLASS	SERVICE
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees	none

Annual Series operating expenses are deducted from the Series’ assets.1

CLASS	SERVICE
Management fees2	0.45%
Distribution and service (12b-1) fees3	0.30%
Other expenses	0.27%
Total annual series operating expenses	1.02%
Fee waivers and payments	(0.05%)
Net expenses	0.97%

This example is intended to help you compare the cost of investing in the Series to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Series expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Series’ actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years 2 through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS	SERVICE
1 year	$99
3 years	$320
5 years	$558
10 years	$1,243

1	In periods of market volatility, during which asset levels may fluctuate substantially, the Series’ annual series operating expenses may vary from the numbers shown in the table above.

2
The Manager has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding, in an aggregate amount, 0.29% of the Series’ average daily net assets from January 19, 2010 until such time as the voluntary expense cap is discontinued. These fee waivers and expense reimbursements apply only to expenses paid directly by the Series, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual series operating expenses table above do not reflect this voluntary expense cap.

3
The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from May 1, 2009 through April 30, 2010. The Distributor has also voluntarily agreed to waive the remaining 0.25% of the Service Class’ 12b-1 fees. This voluntary expense waiver may be discontinued at any time because it is voluntary.

Please keep this Supplement for future reference.

This Supplement is dated January 19, 2010.